UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2009

                                BCB BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                   0-50275                 26-0065262
----------------------------          ----------------        ----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                            07002
--------------------------------------                    --------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On December 17, 2009, at a special meeting of stockholders, the stockholders of BCB Bancorp, Inc. (the "Company") approved the adoption of the Agreement and Plan of Merger, as amended, by and between the Company and Pamrapo Bancorp, Inc. In addition, at the special meeting of stockholders, the Company approved an amendment to the Company's certificate of incorporation to increase the authorized shares of the Company's common stock to 20 million shares.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

         (d) Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     BCB BANCORP, INC.



DATE: December 18, 2009                 By: /s/ Donald Mindiak
                                           -------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer